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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  March 6, 1997


                         INNOVATIVE TECH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)




          Illinois                      33-17856-C           65-0071222
          --------                     ----------            ----------
(State or other jurisdiction of    (Commission File No.)  (I.R.S. Employer
incorporation or organization)                             Identification No.)


             444 JACKSONVILLE ROAD, SUITE 200, WARMINSTER, PA 18974
             ------------------------------------------------------
                    (Address of Principal Executive Offices)




      Registrant's Telephone Number, Including Area Code:  (215) 441-5600



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 3, 1997, the Registrant engaged Price Waterhouse LLP as its new independent accountants. During the Registrants two most recent fiscal years and through March 3, 1997, the Registrant has not consulted with Price Waterhouse LLP on items which (1) were or should have been subject to SAS 50 or
(2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a)(2)).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  March 6, 1997


                                       INNOVATIVE TECH SYSTEMS, INC.

                                       By: \s\Louis J. Desiderio
                                          ---------------------
                                          Louis J. Desiderio,
                                          Vice President, Chief Financial
                                          Officer and Assistant Secretary


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